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                                                                   EXHIBIT 10.52

                             SECOND AMENDMENT TO THE
                           CORVAS INTERNATIONAL, INC.
                    401(K) COMPENSATION DEFERRAL SAVINGS PLAN
                               AND TRUST AGREEMENT


     The Corvas International, Inc. 401(k) Compensation Deferral Savings Plan and Trust Agreement (the "Plan"), as amended and restated effective January 1, 1997, is hereby amended effective as of the dates shown herein, in the manner set forth below:

     I. The amendment set forth below is adopted as of the dates set forth herein to enable the Plan to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"):

     SECTION 1. GENERAL PROVISIONS

     1. ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This Amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

     2. SUPERSESSION OF INCONSISTENT PROVISIONS. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

     SECTION 2. PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

     Effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

     SECTION 3. LIMITATIONS ON CONTRIBUTIONS

     1. EFFECTIVE DATE. This Section shall be effective for Limitation Years beginning after December 31, 2001.

     2. MAXIMUM ANNUAL ADDITION. Except to the extent permitted under Section 10 of this Amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

     (a) $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

     (b) 100 percent of the Participant's Compensation, within the meaning of
     Section 415(c)(3) of the Code, for the Limitation Year.

     The Compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                       1.
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     SECTION 4. INCREASE IN COMPENSATION LIMIT

     The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

     SECTION 5. MODIFICATION OF TOP-HEAVY RULES

     1. EFFECTIVE DATE. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Section amends Article 15 of the Plan.

     2. DETERMINATION OF TOP-HEAVY STATUS.

     (a) KEY EMPLOYEE. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

     (b) DETERMINATION OF PRESENT VALUES AND AMOUNTS. This Section shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

     (c) DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence also shall apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

     (d) EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

                                       2.
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     3. MINIMUM BENEFITS. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of
     Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the Actual Contribution Percentage test and other requirements of Section 401(m) of the Code.

     SECTION 6. DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

     1. EFFECTIVE DATE. This Section shall apply to distributions made after December 31, 2001.

     2. MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions in Section 4.6 of the Plan, an Eligible Retirement Plan also shall mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan also shall apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

     3. MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of the direct rollover provisions in
     Section 4.6 of the Plan, any amount that is distributed on account of Hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

     SECTION 7. ROLLOVERS FROM OTHER PLANS

     If provided by the Employer, the Plan will accept Participant Rollover Contributions and/or direct rollovers of distributions made after December 31, 2001, from the types of plans specified below, beginning on the effective date specified below.

     DIRECT ROLLOVERS:

     The Plan will accept a direct rollover of an Eligible Rollover Distribution from a qualified plan described in Section 401(a) or 403(a) of the Code, excluding after-tax employee contributions; an annuity contract described in Section 403(b) of the Code, excluding after-tax employee contributions; and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

     PARTICIPANT ROLLOVER CONTRIBUTIONS FROM OTHER PLANS:

     The Plan will accept a Participant contribution of an Eligible Rollover Distribution from a qualified plan described in Section 401(a) or 403(a) of the Code; an annuity contract described in Section 403(b) of the Code; and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                                       3.
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     PARTICIPANT ROLLOVER CONTRIBUTIONS FROM IRAS:

     The Plan will accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

     EFFECTIVE DATE OF DIRECT ROLLOVER AND PARTICIPANT ROLLOVER CONTRIBUTION
     PROVISIONS:

     Section 7, Rollovers From Other Plans, shall be effective January 1, 2002.

     SECTION 8. ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

     1. APPLICABILITY AND EFFECTIVE DATE. This Section shall apply if elected by the Employer and shall be effective as specified below.

     2. ROLLOVERS DISREGARDED IN DETERMINING VALUE OF ACCOUNT BALANCE FOR INVOLUNTARY DISTRIBUTIONS. The value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If the
     value of the Participant's nonforfeitable account balance as so determined is $5,000 or less, the Plan shall immediately distribute the Participant's entire nonforfeitable Account balance. This Section shall apply with respect to distributions made after December 31, 2001, with respect to Employees who separated from service after December 31, 2001.

     SECTION 9. ELECTIVE DEFERRALS -- CONTRIBUTION LIMITATION

     No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 10 of this Amendment and Section 414(v) of the Code, if applicable.

     Effective November 1, 2002, the last sentence of Section 4.1(a) of the Plan is amended to delete the reference to "a maximum of fifteen percent (15%)" and substituting in its place a reference to "the maximum legal limit allowed by applicable law."

     SECTION 10. CATCH-UP CONTRIBUTIONS

     All Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                       4.
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     The over age-50 catch-up contributions shall apply to contributions after
     December 31, 2001.

     SECTION 11. SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

     A Participant who receives a distribution of elective deferrals after December 31, 2001 on account of Hardship shall be prohibited from making elective deferrals and Employee contributions under this and all other plans of the Employer for six months after receipt of the distribution.

     A Participant who receives a distribution of elective deferrals in calendar year 2001 on account of Hardship shall be prohibited from making elective deferrals and Employee contributions under this and all other plans of the Employer for six months after receipt of the distribution or until January 1, 2002, if later.

     Effective for Hardship distributions made after December 31, 2001, Section 9.6(b)(4) of the Plan, which limits the amount of Salary Deferral Contributions that may be made to the Plan following a Hardship distribution, is no longer effective and is deleted from the Plan.

     SECTION 12. DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

     1. EFFECTIVE DATE. This Section shall apply for distributions and severances from employment occurring after the dates specified below.

     2. NEW DISTRIBUTABLE EVENT. A Participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

     This Section, DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT, shall apply for distributions after December 31, 2001, regardless of when the severance from employment occurred.

                                       5.
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II. The amendment set forth below is adopted as of the dates set forth herein to enable the Plan to comply with the revised required minimum distribution rules under Section 401(a)(9) of the Code:

     SECTION 1. GENERAL RULES.

     1.1 EFFECTIVE DATE. Unless an earlier Effective Date is specified, the provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

     1.2 PRECEDENCE. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan.

     1.3 REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Amendment will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code.

     1.4 TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

     SECTION 2. TIME AND MANNER OF DISTRIBUTION.

     2.1 REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

     2.2 DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

     (a) if the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then, except as otherwise provided in Section 4.2 of this Amendment, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2), if later.

     (b) if the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then, except as otherwise provided in Section 4.2 of this Amendment, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

     (c) if there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (d) if the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

                                       6.
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     For purposes of this Section 2.2 and Section 4.2 of this Amendment, unless
     Section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

     2.3 FORMS OF DISTRIBUTION. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 3 and 4 of this Amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations.

     SECTION 3. REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME.

     3.1 AMOUNT OF REQUIRED MINIMUM DISTRIBUTION FOR EACH DISTRIBUTION CALENDAR YEAR. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

     (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

     (b) if the Participant's sole Designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

     3.2 LIFETIME REQUIRED MINIMUM DISTRIBUTIONS CONTINUE THROUGH YEAR OF PARTICIPANT'S DEATH. Required minimum distributions will be determined under this Section 3.2 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

     SECTION 4. REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH.

     4.1 DEATH ON OR AFTER DATE DISTRIBUTIONS BEGIN.

     (a) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

                                       7.
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     (i) the Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

     (ii) if the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

     (iii)if the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

     (b) NO DESIGNATED BENEFICIARY. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

     4.2 DEATH BEFORE DATE DISTRIBUTIONS BEGIN.

     (a) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in
     Section 4.1 above.

     Alternatively, if the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 2.2 above, but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

     Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of this Amendment applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 2.2 above, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Section 2.2 and the first paragraph of Section 4.2(a) of this Amendment. This election will apply to all distributions.

                                       8.

     A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

     (b) NO DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (c) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE ARE REQUIRED TO BEGIN. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this
     Section 4.2 will apply as if the surviving spouse were the Participant.

     SECTION 5. DEFINITIONS.

     5.1 DESIGNATED BENEFICIARY. The individual who is designated as the beneficiary under Sections 2.5 and 8.8 of the Plan and is the Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

     5.2 DISTRIBUTION CALENDAR YEAR. A "Distribution Calendar Year" is defined as a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 2.2 above. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

     5.3 LIFE EXPECTANCY. Life Expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

     5.4 PARTICIPANT'S ACCOUNT BALANCE. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

     5.5 REQUIRED BEGINNING DATE. The date specified in Section 2.44 of the
     Plan.

                                       9.

     IN WITNESS WHEREOF, this Second Amendment is executed this 16th day of December, 2002.


                                        CORVAS INTERNATIONAL, INC.


                                        By: /s/ Carolyn M. Felzer
                                           -------------------------------------
                                        Printed Name: Carolyn M. Felzer
                                        Title: Vice President and Controller


                                      10.